American Century International Bond Funds
Supplement dated April 2, 2022 ■ Statement of Additional Information dated March 1, 2022

The changes below are effective as of May 13, 2022.

The entries for Alessandra Alecci are deleted from the Accounts Managed table on page 43 and the Ownership of Securities table on page 45 of the statement of additional information.

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